                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-CB3

                                 [C-BASS LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

ALL AVERAGE ARE WTG AVERAGES.

                           ORIGINATOR/    ORIGINATOR/    ORIGINATOR/
                            SOURCE 1       SOURCE 2       SOURCE 3        AGGREGATE
FICO avg                                                                        645
FICO stdev                                                                    67.64
FICO < 500 %                                                                   2.07
FICO < 560 %                                                                   11.6
10th Percentile FICO                                                            544
90th Percentile FICO                                                            729
CLTV avg                                                                      81.52
CLTV >80%                                                                     39.83
SS CLTV                                                                       85.66
10th Percentile CLTV                                                          69.57
90th Percentile CLTV                                                            100
Full Doc %                                                                    40.68
Loan Bal avg                                                              175200.66
DTI %                                                                         41.59
DTI >45%                                                                      38.58
Purch %                                                                        44.1
Cash Out %                                                                    50.33
Fxd %                                                                         28.84
3 yr ARM >= %                                                                 18.03
WAC avg                                                                     6.91694
WAC stdev                                                                   1.70971
1st Lien %                                                                    96.15
MI %                                                                           1.75
CA %                                                                          41.48
Sng Fam %                                                                     93.11
Invt Prop %                                                                    6.89
MH %                                                                           3.09
IO %                                                                          33.48
2yr IO%                                                                        0.86
IO non-Full Doc %                                                             25.36
2-4 Fam %                                                                      6.89
Prim Occ %                                                                    92.07
<$100K Bal %                                                                  12.16
2yr Prepay Penalty %                                                          44.38

                                                                                              PURCH
ORIGINATOR/ SOURCE                         WA LTV  WA CLTV  WA SS CLTV  FICO    WAC    % BAL.   %    INVT PROP %
------------------                         ------  -------  ----------  ----    ---    ------   -    -----------
AMERICAN BUSINESS FINANCIAL SERVICES        78.97   83.13     83.13     628     7.26   21.66  39.74          5.4
WILMINGTON FINANCE INC.                     77.13   79.48     83.23     656    6.521   20.39  23.73         2.07
LIME FINANCIAL SERVICES                     81.29   81.29     96.58     702    6.529   13.11  74.67          0.8
CHASE                                          82   84.24     84.24     643     6.55   12.36  56.27        16.61
FIRST STREET FINANCIAL                      71.88   78.46     84.18     644    6.915    5.24  38.52         2.59
RIGHT AWAY MORTGAGE                          75.4    79.3     83.57     621    7.042    4.14  35.19         8.33
STATEN ISLAND BANK                          81.02   81.21     81.21     694    5.593    3.73  45.04         8.78
LONG BEACH                                   80.9    80.9     83.06     605     7.86    3.26  18.04         0.84
SOUTH PLAINS                                92.88   92.88     92.88     639    7.406    2.19    100        15.19
IMPAC                                       77.49   78.36     80.99     612    7.156    2.16  34.96        10.41
QUICK LOAN FUNDING                          69.31   70.86     71.72     510    8.587    1.76   6.24            0
ANVIL FUNDING CORP                          73.48   84.43     89.77     626    7.399    1.08  30.69            5
WESTSTAR MORTGAGE, INC.                     65.18   76.11     97.59     668    7.107    0.98  72.29        58.69
MORTGAGE LINK INC                           64.69   81.43      90.4     639    8.021    0.96  79.66         5.24
ARLINGTON CAPITAL MORTGAGE CORP.            71.98    76.6     80.48     607    7.331    0.78  28.12            0
MATRIX BANCORP                              79.13   79.13     99.24     689    7.885    0.72    100        92.95
NATIONAL CITY MORTGAGE                      81.91   83.12     83.88     613    6.483     0.7  46.84        17.88
BNC LENDING                                 80.82   81.88     81.88     665    7.544    0.58  34.28            0
AFM MORTGAGE BANKERS                        70.69   84.23     95.33     672    7.558    0.51  75.84         6.05
MILESTONE MORTGAGE                          69.24    92.7     95.43     624     8.99    0.48  72.83         8.58
AMERICAN HOME LOANS                         74.46   77.07     77.07     618    7.255    0.42  27.36            0
WMC MORTGAGE                                71.81   82.49     94.42     603     8.07    0.42  66.79         10.2
AVARIS CAPITAL CORP.                        84.12   84.12     89.66     662    6.429    0.33   9.59            0
FIRST CONSOLIDATED MORTGAGE                 74.82   81.53     91.96     662    8.529    0.25  27.04        40.95
EAST WEST MORTGAGE                          81.77   81.77     81.77     546    8.283    0.24  15.34            0
OCWEN FINANCIAL SERVICES                    88.84   88.84     88.84     579    8.125    0.17  21.76         6.58
RBMG FUNDING CORP.                          77.76   77.76     77.76     560     9.12    0.17   29.8            0
EQUIVANTAGE                                  78.7    84.2      84.2     557    7.829    0.15      0            0
UNITED FINANCIAL MORTGAGE                   76.23   76.23        90     589    7.997    0.14      0            0
HONOR STATE BANK                            96.22   99.61     99.61     722    6.527    0.12   48.6            0
MERRILL LYNCH                                  80      80       100     473     6.75    0.12    100            0
CRESLEIGH BANCORP                           81.98   81.98     82.97     499     7.95    0.09  19.79            0
HUD                                        106.11  106.11    106.11     578    8.208    0.08  70.61            0
AMERIQUEST                                  82.18   82.18     84.67     554    8.684    0.08  63.94        28.69
RESMAE                                      80.89   80.89     80.89     493     8.07    0.07      0            0
MASTER FINANCIAL INC.                          80      80       100     543    5.875    0.06      0            0
PLATINUM CAPITAL GROUP                      52.69   92.46     92.46     657    9.643    0.05    100         50.3
FIRST CONTINENTAL MORTGAGE AND INVESTMENT
CORPORATION                                 35.06   35.06     35.06     601     7.75    0.03      0            0
AMERICAN MORTGAGE NETWORK (AMNET)           97.34   97.34     97.34     600        6    0.03    100            0
NEW CENTURY                                 51.46   89.51     89.51     561   10.137    0.02  47.56            0
PINNACLE DIRECT FUNDING                     99.22   99.22     99.22     512      7.5    0.02    100            0
FINANCE AMERICA                                80      80        80     503     8.88    0.02      0            0
FIRST BANK HOME MORTGAGE                       20     100       100     556     11.5    0.02    100            0
BANC OF AMERICA                            122.14  122.14    122.14     634        8    0.02      0            0
FIRST UNION                                 55.86   89.82     89.82     539   11.268    0.02      0            0
BANC ONE                                    55.48   64.02     64.02     511   11.943    0.02      0            0
FIRST FRANKLIN FINANCIAL CORPORATION        79.99   79.99     79.99     510    9.125    0.02    100            0
MICHIGAN FIDELITY ACCEPTANCE CORP.             80      80        80     502     9.35    0.01    100            0
EQUICREDIT                                  72.91   72.91     72.91     529        7    0.01      0            0
ALLSTATE HOME LOANS INC.                       20     100       100     663       11    0.01    100            0
EMERGENT                                    81.46   81.46     81.46     521        8    0.01    100            0
                                            -----   -----     -----     ---    -----     ---   ----         ----
TOTAL:                                      78.54   81.52     85.66     645    6.917     100   44.1         6.89
                                            =====   =====     =====     ===    =====     ===   ====         ====

                                                       % WITH
ORIGINATOR/ SOURCE                        1ST LIEN %   S.2NDS   CA%   FULL DOC %    IO%    DTI%  DTI% > 45  % WITH MI
------------------                        ----------   ------   ---   ----------    ---    ----  ---------  ---------
AMERICAN BUSINESS FINANCIAL SERVICES           94.55        0  38.11       44.12   26.51     42      41.06          0
WILMINGTON FINANCE INC.                        96.93    19.88  22.28       61.63   20.99  41.17      40.38          0
LIME FINANCIAL SERVICES                          100    78.15  53.72       29.04    72.6  43.18       42.8          0
CHASE                                          97.22        0  52.99        5.89   49.98  41.22      38.45          0
FIRST STREET FINANCIAL                         91.44    28.59  89.69       36.23   38.12  41.55      33.86          0
RIGHT AWAY MORTGAGE                            95.12    21.68  85.25       20.83   24.14  41.75      41.26          0
STATEN ISLAND BANK                             99.74     2.11  17.39       60.82   21.89  35.39      10.99      37.25
LONG BEACH                                       100    10.74  18.93       79.08       0  39.42      39.19          0
SOUTH PLAINS                                     100        0   0.92           0       0      0          0          0
IMPAC                                          98.91    15.34  57.87       50.14   15.15  40.06      29.83          0
QUICK LOAN FUNDING                             98.06      4.3  75.31       62.99     4.3  44.02      51.68          0
ANVIL FUNDING CORP                             86.31    27.14  70.42       53.12    66.3  42.66      58.95          0
WESTSTAR MORTGAGE, INC.                        85.28    85.28      0           0   77.98  41.65      43.38          0
MORTGAGE LINK INC                              77.57    46.95  95.54       27.37   59.11  51.69      95.84          0
ARLINGTON CAPITAL MORTGAGE CORP.               94.22    20.81      0       62.63   26.32  35.25      30.94          0
MATRIX BANCORP                                   100      100   6.94        1.97      15  42.14      22.64          0
NATIONAL CITY MORTGAGE                         98.17      3.8      0       57.77       0  40.42      22.19      51.22
BNC LENDING                                    98.67        0  12.23       50.43   20.74  40.47       51.4          0
AFM MORTGAGE BANKERS                           83.04    56.45  37.85        8.41   49.54  41.64      20.61          0
MILESTONE MORTGAGE                              70.1    13.64      0       52.61       0  44.65      64.31          0
AMERICAN HOME LOANS                            96.73        0  30.78       64.84   37.32  43.26      60.41          0
WMC MORTGAGE                                   86.65    59.66  76.18       16.79   59.66  43.53      34.13          0
AVARIS CAPITAL CORP.                             100    27.74  85.93       76.35   51.15  41.11      51.15          0
FIRST CONSOLIDATED MORTGAGE                    90.83    47.76      0        5.29   25.14  38.87       5.29          0
EAST WEST MORTGAGE                               100        0      0         100   18.16  36.39      18.16          0
OCWEN FINANCIAL SERVICES                         100        0      0       71.65       0     50      13.96          0
RBMG FUNDING CORP.                               100        0      0       47.63       0  45.59      54.13          0
EQUIVANTAGE                                    90.74        0      0       54.12       0      0          0          0
UNITED FINANCIAL MORTGAGE                        100      100  44.78       32.67       0  41.28      39.49          0
HONOR STATE BANK                               95.76        0      0         100       0  34.99          0          0
MERRILL LYNCH                                    100      100    100         100     100   43.9          0          0
CRESLEIGH BANCORP                                100    19.79  61.57         100       0  38.63      19.79          0
HUD                                              100        0      0           0       0      0          0          0
AMERIQUEST                                       100    16.59      0       52.71       0  34.48      16.59          0
RESMAE                                           100        0      0         100       0  54.12        100          0
MASTER FINANCIAL INC.                            100      100      0         100       0  47.33        100          0
PLATINUM CAPITAL GROUP                          50.3        0   49.7           0       0  53.61        100          0
FIRST CONTINENTAL MORTGAGE AND INVESTMENT
CORPORATION                                      100        0      0         100       0  45.23        100          0
AMERICAN MORTGAGE NETWORK (AMNET)                100        0      0         100       0  32.17          0          0
NEW CENTURY                                    52.44        0  47.56       52.44       0  36.44      47.56          0
PINNACLE DIRECT FUNDING                          100        0      0         100       0   53.9        100          0
FINANCE AMERICA                                  100        0      0         100       0     28          0          0
FIRST BANK HOME MORTGAGE                           0        0      0         100       0  47.63        100          0
BANC OF AMERICA                                  100        0      0         100       0     51        100          0
FIRST UNION                                    54.64        0      0         100       0  35.94          0          0
BANC ONE                                       85.26        0      0           0       0  28.46          0          0
FIRST FRANKLIN FINANCIAL CORPORATION             100        0      0         100       0     46        100          0
MICHIGAN FIDELITY ACCEPTANCE CORP.               100        0      0         100       0  30.86          0          0
EQUICREDIT                                       100        0      0         100       0     19          0          0
ALLSTATE HOME LOANS INC.                           0        0      0           0       0  44.69          0          0
EMERGENT                                         100        0      0         100       0     30          0          0
                                               -----    -----  -----       -----   -----  -----      -----       ----
TOTAL:                                         96.15    21.19  41.48       40.68   33.48  41.59      38.58       1.75
                                               =====    =====  =====       =====   =====  =====      =====       ====

                                                                             PURCH
DOCUMENTATION    WALTV    WACLTV     WA SS CLTV   WAFICO      WAC    % BAL.    %      INVT PROP %
-------------    -----    ------     ----------   ------      ---    ------    -      -----------
Full              79.07      80.78        83.72       629   6.869    40.68   29.41            3.5
Non-Full          78.19      82.03           87       657    6.95    59.32   54.18           9.22
                  -----      -----        -----       ---   -----      ---    ----           ----
Total             78.54      81.52        85.66       645   6.917      100    44.1           6.89
                  =====      =====        =====       ===   =====    =====   =====           ====

                                                                             PURCH
INTEREST ONLY    WALTV    WACLTV     WA SS CLTV   WAFICO      WAC    % BAL.    %       INVT PROP %
-------------    -----    ------     ----------   ------      ---    ------    -      -----------
2-yr IO            78.34      78.34        90.52      643   6.864     0.86    72.2          12.59
Other IO           81.14      81.14        89.22      677   6.289    32.62   61.79           4.44
Non-IO             77.27      81.74        83.86      630   7.226    66.52   35.06           8.02
                   -----      -----        -----      ---   -----    -----   -----           ----
Total              78.54      81.52        85.66      645   6.917      100    44.1           6.89
                   =====      =====        =====      ===   =====    =====   =====           ====

                                                                             PURCH
FICO             WALTV    WACLTV     WA SS CLTV   WAFICO      WAC    % BAL.    %      INVT PROP %
-------------    -----    ------     ----------   ------      ---    ------    -      -----------
0-499              79.71      79.71        81.73       481   8.264    2.07    31.6           0.94
500-559             76.8      77.58        78.12       538   7.925    9.53   19.43           2.37
560-599            79.51      80.65         80.9       580   7.296   13.15   26.11           3.22
600-639            79.58      82.61        84.52       621   6.983   21.02   32.13           4.24
640-679            78.82      83.63        87.73       659   6.774   22.25   48.12           9.87
680>=              77.72      80.98        89.44       721   6.429   31.97   64.74           9.81
                   -----      -----        -----       ---   -----   -----   -----           ----
Total              78.54      81.52        85.66       645   6.917     100    44.1           6.89
                   =====      =====        =====       ===   =====   =====   =====           ====

                                                                             PURCH
LOW BALANCE      WALTV    WACLTV     WA SS CLTV   WAFICO      WAC    % BAL.    %      INVT PROP %
-------------    -----    ------     ----------   ------      ---    ------    -      -----------
<80,000            63.45      86.97         88.2       630   8.776   7.44    60.79          10.11
80,000-100,000     72.38      84.56        86.22       633   7.936   4.59    40.69          11.25
100,000>=          80.14       80.9        85.42       647   6.706  87.96    42.87           6.39
                   -----       ----        -----       ---   -----  -----    -----           ----
Total              78.54      81.52        85.66       645   6.917    100     44.1           6.89
                   =====       ====        =====       ===   =====  =====    =====           ====

                                                                             PURCH
LIEN POSITION    WALTV    WACLTV     WA SS CLTV   WAFICO      WAC    % BAL.    %      INVT PROP %
-------------    -----    ------     ----------   ------      ---    ------    -      -----------
1st Lien           80.88      80.88        85.19       645   6.773  96.15    42.95           6.99
2nd Lien           20.31      97.51        97.51       665  10.516   3.85    72.98           4.38
                   -----      -----        -----       ---  ------   ----    -----           ----
Total              78.54      81.52        85.66       645   6.917    100     44.1           6.89
                   =====      =====        =====       ===  ======   ====    =====           ====

                             % WITH
DOCUMENTATION    1ST LIEN %  S.2NDS   CA%    FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---    ----------   ---    -----  ---------  ---------
Full                 97.75      15.4  29.26        100   19.96  40.23    37.42          3
Non-Full             95.05     25.16  49.87          0   42.75   42.6    39.38       0.89
                     -----     -----  -----      -----   -----  -----    -----       ----
Total                96.15     21.19  41.48      40.68   33.48  41.59    38.58       1.75
                     =====     =====  =====      =====   =====  =====    =====       ====

                              % WITH
INTEREST ONLY     1ST LIEN %  S.2NDS   CA%    FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---    ----------   ---    -----  ---------  ---------
2-yr IO                100     62.52  74.94      20.67     100  45.49    51.82          0
Other IO               100     40.51  63.15      24.35     100  42.27    38.62          0
Non-IO               94.21     11.18  30.43      48.95       0  41.19     38.4       2.63
                     -----     -----  -----      -----   -----  -----    -----       ----
Total                96.15     21.19  41.48      40.68   33.48  41.59    38.58       1.75
                     =====     =====  =====      =====   =====  =====    =====       ====

                             % WITH
FICO             1ST LIEN %  S.2NDS   CA%    FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---    ----------   ---    -----  ---------  ---------
0-499                  100     10.49  45.53      52.89    5.94  42.12    33.75       2.75
500-559              98.85      2.92  36.62      56.45    5.36  40.61    39.04       2.18
560-599              98.39      2.06  38.61      53.97   14.24  41.02    34.22       0.68
600-639              96.12     10.21  31.65      49.67   26.84  41.39    41.81        1.6
640-679              93.81     20.65   40.7      33.31   39.57  42.42     38.7       2.29
680>=                95.81     42.78  50.86      28.95   51.67  41.65    38.36       1.72
                     -----     -----  -----      -----   -----  -----    -----       ----
Total                96.15     21.19  41.48      40.68   33.48  41.59    38.58       1.75
                     =====     =====  =====      =====   =====  =====    =====       ====

                             % WITH
LOW BALANCE      1ST LIEN %  S.2NDS   CA%    FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---    ----------   ---    -----  ---------  ---------
<80,000              69.91       6.4  12.05      43.29     0.8  39.76    27.12       0.85
80,000-100,000       84.52      8.57  13.81      50.84    5.14  40.14    34.31       3.16
100,000>=            98.98      23.1  45.42      39.93   37.72  41.79    39.78       1.75
                     -----     -----  -----      -----   -----  -----    -----       ----
Total                96.15     21.19  41.48      40.68   33.48  41.59    38.58       1.75
                     =====     =====  =====      =====   =====  =====    =====       ====

                             % WITH
LIEN POSITION    1ST LIEN %  S.2NDS   CA%    FULL DOC %   IO%    DTI %  DTI% > 45  % WITH MI
-------------    ----------  ------   ---    ----------   ---    -----  ---------  ---------
1st Lien               100     22.04  41.05      41.36   34.82  41.57     38.4       1.82
2nd Lien                 0         0  52.23      23.73       0   42.1    43.25          0
                     -----     -----  -----      -----   -----  -----    -----       ----
Total                96.15     21.19  41.48      40.68   33.48  41.59    38.58       1.75
                     =====     =====  =====      =====   =====  =====    =====       ====